Exhibit 32.1


                   Globalwise Investments, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned executive officer of Globalwise Investments, Inc. (the "Company") certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the quarterly report on Form 10-QSB of the Company for the quarter ended
      June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 5, 2005

                                    /s/ Donald R. Mayer
                                  ____________________________________
                                   Donald R. Mayer
                                   Principal Executive Officer
                                   Principal Financial Officer